SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2004

The New York Times Company

(Exact name of Registrant as Specified in Its Charter)

New York	1-5837	13-1102020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 West 43rd Street, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

On October 13, 2004, The New York Times Company issued a press release announcing the Company’s earnings for the quarter ended September 26, 2004.  On October 13, 2004, the Company also issued a press release announcing the Company’s revenues for September 2004.  Copies of these press releases are furnished as exhibits to this Form 8-K.

ITEM 9.01  Financial Statements and Exhibits

(c)  Exhibits

Exhibit 99.1            The New York Times Company Earnings Press Release dated October 13, 2004

Exhibit 99.2            The New York Times Company September Revenues Press Release dated October 13, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: October 13, 2004	By:	/s/ Rhonda L. Brauer
Rhonda L. Brauer
Secretary and Senior Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	The New York Times Company Earnings Press Release dated October 13, 2004

99.2	The New York Times Company September Revenues Press Release dated October 13, 2004